UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2013 (December 27, 2012)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item                      1.01                        Entry into a Material Definitive Agreement.

The information discussed under Item 2.01 and Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item                      2.01                        Completion of Acquisition or Disposition of Assets.

On December 27, 2012, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”), through, a wholly-owned subsidiary, Inland Territory Member, L.L.C. (“Inland Territory”) entered into a joint venture with Centennial Centre, L.L.C., Eastern — Beltway, Ltd., Centennial Gateway, L.L.C. and Retail Development Partners, LLC (each a “Territory Investor,” and collectively, the “Territory Investors”) formed for the purpose of owning, operating and managing the following six retail shopping centers, collectively known as the “Territory Portfolio:”

Property Name	Total Square Footage

Centennial Center	854,845
— Las Vegas, NV

Centennial Gateway	193,204
— Las Vegas, NV

Eastgate	96,589
— Henderson, NV

Eastern Beltway Center	525,226
— Las Vegas, NV

Cannery Corner	44,472
— North Las Vegas, NV

Lowe’s Plaza	32,408
— Las Vegas, NV

The Territory Investors are affiliates of the sellers. The name of the joint venture is Inland Territory, L.L.C. (the “Joint Venture”). Inland Territory will serve as the manager of the Joint Venture, and but for certain entity level major decisions, such as, among other things: (1) sell or dispose of all or any material portion of the Joint Venture properties within the first six years; (2) admit an additional member(s) to the Joint Venture; or (3) issue additional Class B Units, which require the approval of at least 80% of the Class B Units, the management of the Territory Portfolio will be the sole responsibility of Inland Territory. Inland Diversified Real Estate Services LLC, an affiliate of our sponsor, has been appointed by Inland Territory to serve as the property manager of the Territory Portfolio and will be paid a management fee equal to 4.5% of the gross rental receipts generated by each property.

Upon the formation of the Joint Venture (the “Closing”), the Territory Investors contributed fee simple interests in the six properties comprising the Territory Portfolio valued by the parties in the aggregate at approximately $288.7 million to the Joint Venture for cash and Class B Units valued in the capital accounts of the Joint Venture at $30 million in the aggregate, and individually, as follows: (1) approximately $20.0 million to Centennial Centre, L.L.C.; (2) approximately $1.7 million to Eastern — Beltway, Ltd.; (3) approximately $2.7 million to Retail Development Partners, LLC; and (4) approximately $5.6 million to Centennial Gateway, L.L.C.; provided, however, that up to approximately $7.6 million of additional purchase price will be paid to certain Territory Investors, with no adjustment to their respective Joint Venture capital accounts, if certain vacant space is leased to tenants paying full rent as follows:

Property Name	Territory Investor	Total Rentable Square Feet Subject to Earnout	Approximate Maximum Earnout Payment (in millions)	Deadline for Earnout

Centennial Center	Centennial Centre, L.L.C.	10,500	$3.0	December 27, 2015

Centennial Gateway	Centennial Gateway, L.L.C.	11,020	$3.4	December 27, 2015

Lowe’s Plaza	Retail Development Partners, LLC	3,528	$1.2	December 27, 2015

We, through Inland Territory, contributed approximately $107.7 million in cash to the Joint Venture in exchange for Class A Units valued in the capital account of the Joint Venture at the amount of our contribution. Approximately $52.5 million of our cash contribution was funded through a draw on our line of credit. Additionally, at Closing, various wholly-owned subsidiaries of the Joint Venture, entered into three loan agreements in the aggregate principal amount of approximately $149.0 million as follows: (1) a loan from Cantor Commercial Real Estate Lending, L.P. in an aggregate principal amount equal to approximately $70.5 million secured by a first mortgage on Centennial Center property; (2) a loan from The Royal Bank of Scotland PLC in an aggregate principal amount equal to approximately $44.4 million secured by a first mortgage on Centennial Gateway and Eastgate properties; and (3) a loan from Cantor Commercial Real Estate Lending, L.P. in an aggregate principal amount equal to approximately $34.1 million secured by a first mortgage on the Eastern Beltway property. The terms of the loans are described in Item 2.03 of this Current Report.

“Net Cash Flow of the Joint Venture” is defined as all cash receipts and revenues of the Joint Venture or any of its subsidiaries of any kind calculated on a cash or accrual basis, plus any withdrawals from the general reserve account over operating expenses plus any amount added to the general reserve account. Distributions of Net Cash Flow will be paid: (1) first, pro rata in accordance with their respective holding of Class B Units to the Territory Investors, until such time as the Unpaid Investor Preferred Return owed to each Territory Investor has been reduced to zero; (2) second, to Inland Territory until such time as the Unpaid Inland Preferred Return has been reduced to zero; and (3) third, the balance will be paid to Inland Territory and the Territory Investors, pro rata, in proportion to the number of units they own in the Joint Venture (regardless of class). At closing Inland Territory owned 10,768,739 Class A Units and the Territory Investors owned, collectively, 3,000,000 Class B Units. For these purposes, “Unpaid Investor Preferred Return” means as of any given date, a per annum rate equal to 4% as adjusted from time to time, accrued to such date from the Closing less distributions made pursuant to part (1) of this paragraph and the following paragraph. “Unpaid Inland Preferred Return” means as of any given date, a per annum rate equal to 17.5%, accrued to such date from the Closing less distributions made pursuant to part (2) of this paragraph and part (3) of the following paragraph. Inland Territory controls the timing and amount of all distributions of Net Cash Flow subject to the provisions above.

“Net Proceeds of a Capital Transaction” of the Joint Venture is defined as the net cash proceeds from: (a) a sale, exchange, transfer, assignment or other disposition of all or a portion of any material asset of the Joint Venture or one or more of its subsidiaries other than tangible personal property that is not sold or transferred in connection with the sale or transfer of real property or a leasehold interest in real property; (b) any condemnation or deeding in lieu of condemnation of all or a portion of any material asset of the Joint Venture or one or more of its subsidiaries; and (c) any fire or other casualty to the Territory Portfolio or other material asset of the Joint Venture or one or more of its subsidiaries, in each case, less any portion thereof used to: (i) establish reserves; (ii) repay any debts or obligations of the Joint Venture or one or more of its subsidiaries; or (iii) restore the Territory Portfolio following a casualty or condemnation. Net Proceeds of a Capital Transaction will be distributed: (1) first, pro rata to the Territory Investors, until such time as the Unpaid Investor Preferred Return owed to the Territory Investors has been reduced to zero; (2) second, pro rata to the Territory Investors, until such time as the invested capital of each Territory Investor has been reduced to zero and (3) third, the balance of any Net Proceeds of a Capital Transaction will be paid to Inland Territory. Inland Territory controls the timing and amount of all distributions of Net Proceeds of a Capital Transaction subject to the provisions above. Net proceeds of a financing of the Joint Venture or its subsidiaries may be distributed by the Joint Venture from time to time in the sole and absolute discretion of Inland Territory, solely to Inland Territory.

The Territory Investors that notify the Joint Venture no later than March 27, 2017 will have the right to require the Joint Venture to purchase and redeem all, or a portion, of their Class B Units, on a date which is no later than nine months after notice is given, for cash or into the Company’s common stock if the Company’s common stock is then listed on a national securities exchange. Subsequent requests for purchase or redemption of Class B Units require varying time periods for amounts to be settled, depending on the amount requested. If the Territory Investors seek redemption for the Company’s common stock, the Joint Venture may redeem the units through issuance of common stock by the Company or through cash settlement at the redemption price as defined in the agreement governing the Joint Venture, and adjusted for certain antidilution provisions. Under no circumstance may Inland Territory cause the Joint Venture to redeem its Class A Units. If the

Territory Investors do not elect to redeem their Class B Units, Inland Territory may require the Joint Venture to purchase and redeem any or all the existing Class B Units after December 27, 2018 through cash settlement.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9 which are incorporated into this Item 2.01 by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Centennial Center Loan and Eastern Beltway Loan. On December 27, 2012: (1) a wholly-owned subsidiary of the Joint Venture entered into a loan agreement with Cantor Commercial Real Estate Lending, L.P. and borrowed an aggregate principal amount equal to $70.455 million secured by a first mortgage on the Centennial Center property; and (2) another wholly-owned subsidiary of the Joint Venture also entered into a loan agreement with Cantor Commercial Real Estate Lending, L.P. and borrowed an aggregate principal amount equal to $34.1 million secured by a first mortgage on the Eastern Beltway property.

Both loans have identical material terms and provisions. Each loan bears interest at a fixed rate of 3.8315% per annum and matures on February 6, 2023.  Each loan requires the borrower to: (a) make monthly payments of interest only beginning on February 6, 2013, until the loan is paid in full; and (b) pay the outstanding principal balance on the maturity date. The borrower under each loan has the right to prepay in full the entire principal balance beginning on the later of February 6, 2017 or the date that is two years from the “startup day” within the meaning of Section 860G(a)(9) of the Code for the REMIC Trust which holds the portion of the note last contributed to a securitization, provided that the borrower gives the lender at least 30 days prior written notice thereof and the prepayment is accompanied by: (1) all accrued and unpaid interest on the outstanding principal balance prepaid; (2) a yield maintenance premium equal to the greater of (i) 1% of the outstanding principal balance and (ii) the excess, if any, of (A) the sum of the present values of all then-scheduled payments of principal and interest under the loan assuming that all scheduled payments are made timely and that the remaining outstanding principal and interest on the loan is paid on the maturity date (with each such payment and assumed payment discounted to its present value at the date of prepayment at the rate which, when compounded monthly, is equivalent to, the bond equivalent yield (in the secondary market) on the United States Treasury Security that as of 5 business days prior to the date of prepayment has a remaining term to maturity closest to, but not exceeding, the remaining term to the maturity date of the loan as most recently published in the “Treasury Bonds, Notes and Bills” section in The Wall Street Journal as of such date, when compounded semi-annually and deducting from the sum of such present values any short-term interest paid from the date of prepayment to the next succeeding payment date in the event such payment is not made on a payment date), over (B) the principal amount being prepaid; and (3) all other amounts due under the loan. Additionally, on payment date three months prior to the maturity date, or on any payment date thereafter, the borrower may, upon 30 days written notice to the lender, prepay the entire outstanding principal balance provided that such prepayment is accompanied by (x) all accrued and unpaid interest on the outstanding principal balance prepaid and (y) all other amounts due under the loan, without payment of any yield maintenance premium.

The loan documents for each loan contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents, including limitations on the incurrence of unpermitted liens on the properties and limitations on zoning reclassifications of the properties.  The loan documents also contain various customary events of default, including the non-payment of principal or interest, the transfer or encumbrance of the property securing the loan in violation of the loan agreement, any default in compliance with the covenants contained in the documents evidencing the loan and bankruptcy or other insolvency events.  If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender.  In the event of a default, the borrowers will be required to pay a default interest rate equal to the lesser of the maximum legal interest rate or 5% per annum above the interest rate.

Each loan is non-recourse to the borrower and the Joint Venture.  As a requirement of each transaction we have entered into an unsecured guaranty of recourse obligations pursuant to which we have agreed to unconditionally guarantee to the lender the payment and performance of certain guaranteed obligations, including, any losses arising out of or in connection with, among other things, fraud or gross negligence of the borrower in connection with the loan, waste or any intentional misrepresentation, misleading or incorrect certification or breach of any material representation, warranty or certification contained in the loan documents for each loan.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the loan documents, which are attached to this Current Report as Exhibits 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, 10.17 and 10.18, respectively, and are incorporated into this Item 2.03 by reference.

Centennial Gateway and Eastgate Loan. On December 27, 2012, two wholly-owned subsidiaries of the Joint Venture entered into a loan agreement with the Royal Bank of Scotland PLC and borrowed an aggregate principal amount equal to $44.385 million secured by cross collateralized first mortgages on the Centennial Gateway and Eastgate properties.

The loan bears interest at a fixed rate of 3.811% per annum and matures on January 1, 2023.  The terms of the loan require the borrower to: (a) make monthly payments of interest only beginning on February 1, 2013, until the loan is paid in full; and (b) pay the outstanding principal balance on the maturity date. The borrowers have the right after the 25th payment date and prior to October 2022 to voluntarily prepay the loan in whole (but not in part) provided that such payment is accompanied by an amount equal to the greater of (a) 1% of any applicable prepayment, or (b) the present value as of the prepayment date of the monthly payments of interest only which would be due from the prepayment date through October 2022 based on the principal amount of the loan being prepaid on the prepayment date and assuming an interest rate per annum in the amount, if any, by which the interest rate exceeds the yield calculated by the lender by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates under the heading U.S. Government Securities/Treasury Constant Maturities for the week ending prior to the prepayment date, of U.S. Treasury Constant

Maturities with maturity dates (one longer or one shorter) most nearly approximating the Open Date (the “Yield Maintenance Treasury Rate”) determined by discounting such payments at the rate which, when compounded monthly, is equivalent to the Yield Maintenance Treasury Rate, when compounded semi-annually.  Any such prepayment received by the lender on a date other than a payment date will include interest that would have accrued on such prepaid principal to, but not including, the next payment date. From and after October 2022, the borrowers will have the right to prepay the loan in whole (but not in part), provided that the borrowers give the lender at least fifteen (15) days’ prior written notice thereof.  Any such prepayment will be made without payment of any yield maintenance premium.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents, including limitations on the incurrence of unpermitted liens on the properties and limitations on zoning reclassifications of the properties.  The loan documents also contain various customary events of default, including the non-payment of principal or interest, the transfer of the property securing the loan in violation of the loan agreement, any default in compliance with certain covenants contained in the loan agreement and bankruptcy or other insolvency events.  If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender.  In the event of a default, the borrowers will be required to pay a default interest rate per annum equal to the lesser of the maximum rate permitted by applicable law or 5% per annum above the interest rate, compounded monthly.

The loan is non-recourse to the borrowers except for certain losses arising out of or in connection with, among other things, fraud or gross negligence of either borrower in connection with the loan, waste or any intentional misrepresentation, misleading or incorrect certification or breach of any material representation, warranty or certification contained in the loan documents.  As a requirement to the transaction we have entered into an unsecured guaranty of recourse obligations pursuant to which we have agreed to unconditionally guarantee to the lender the payment and performance of the borrowers’ recourse liabilities.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the loan documents, which are attached to this Current Report as Exhibits 10.19, 10.20, 10.21, 10.22 and 10.23, respectively, and are incorporated into this Item 2.03 by reference.

Item                      9.01                        Financial Statements and Exhibits.

(a)                                 Financial statements of businesses acquired.

The required financial statements for the Territory Portfolio investment will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Report is filed.

(b)                           Pro forma financial information.

The required pro forma financial information for the Territory Portfolio investment will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Report is filed.

(d)                                 Exhibits.

Exhibit No.	Description

10.1

Agreement of Purchase and Sale and Contribution Agreement, made as of October 17, 2012, between Inland Real Estate Acquisitions, Inc. and Centennial Centre, L.L.C., Centennial Holdings, L.L.C., Eastern — Beltway, Ltd., Craig Losee Corner, LLC, Retail Development Partners, LLC and Virgin Territory LLC, as amended by the First Amendment, executed as of December 20, 2012 and the Second Amendment, executed as of December 27, 2012

10.2

Agreement of Purchase and Sale and Contribution Agreement, made as of October 17, 2012, between Centennial Gateway, L.L.C. and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, executed as of December 20, 2012

10.3

Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Las Vegas Centennial Centre, L.L.C.

10.4

Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Las Vegas Centennial Gateway, L.L.C.

10.5	Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Henderson Eastgate, L.L.C.

10.6

Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Las Vegas Eastern Beltway, L.L.C.

10.7	Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Las Vegas Craig, L.L.C.

10.8	Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified North Las Vegas Losee, L.L.C.

10.9	Limited Liability Company Agreement of Inland Territory, L.L.C., made as of December 27, 2012, by and between Inland Territory Member, L.L.C.,

Centennial Centre, L.L.C., Eastern — Beltway, Ltd., Centennial Gateway, L.L.C., and Retail Development Partners, LLC

10.10	Loan Agreement, dated as of December 27, 2012, between Inland Diversified Las Vegas Centennial Centre, L.L.C. and Cantor Commercial Real Estate Lending, L.P.

10.11	Promissory Note, dated as of December 27, 2012, by Inland Diversified Las Vegas Centennial Centre, L.L.C. for the benefit of Cantor Commercial Real Estate Lending, L.P.

10.12

Environmental Indemnity Agreement (Unsecured), made jointly and severally as of December 27, 2012, by and between Inland Diversified Las Vegas Centennial Centre, L.L.C. and Inland Diversified Real Estate Trust, Inc. in favor of Cantor Commercial Real Estate Lending, L.P.

10.13	Guaranty of Recourse Obligations (Unsecured), made as of December 27, 2012, by Inland Diversified Real Estate Trust, Inc. for the benefit of Cantor Commercial Real Estate Lending, L.P.

10.14	Post-Closing Agreement, dated as of December 27, 2012, by Inland Diversified Las Vegas Centennial Centre, L.L.C. to Cantor Commercial Real Estate Lending, L.P.

10.15	Loan Agreement, dated as of December 27, 2012, between Inland Diversified Las Vegas Eastern Beltway, L.L.C. and Cantor Commercial Real Estate Lending, L.P.

10.16	Promissory Note, dated as of December 27, 2012, by Inland Diversified Las Vegas Eastern Beltway, L.L.C. for the benefit of Cantor Commercial Real Estate Lending, L.P.

10.17

Environmental Indemnity Agreement (Unsecured), made jointly and severally as of December 27, 2012, by and between Inland Diversified Las Vegas Eastern Beltway, L.L.C. and Inland Diversified Real Estate Trust, Inc. in favor of Cantor Commercial Real Estate Lending, L.P.

10.18	Guaranty of Recourse Obligations (Unsecured), made as of December 27, 2012, by Inland Diversified Real Estate Trust, Inc. for the benefit of Cantor Commercial Real Estate Lending, L.P.

10.19	Loan Agreement, dated as of December 27, 2012, by and among Inland Diversified Las Vegas Centennial Gateway, L.L.C., Inland Diversified Henderson Eastgate, L.L.C. and The Royal Bank of Scotland PLC

10.20	Promissory Note, dated as of December 27, 2012, by Inland Diversified Las Vegas Centennial Gateway, L.L.C., Inland Diversified Henderson Eastgate,

L.L.C. for the benefit of The Royal Bank of Scotland PLC

10.21

Contribution Agreement, entered into as of December 27, 2012, by and among Inland Diversified Las Vegas Centennial Gateway, L.L.C., Inland Diversified Henderson Eastgate, L.L.C. and The Royal Bank of Scotland PLC

10.22	Guaranty of Recourse Obligations, dated as of December 27, 2012, by Inland Diversified Real Estate Trust, Inc. as guarantor, in favor of The Royal Bank of Scotland PLC

10.23

Post Closing Obligations Letter, dated as of December 27, 2012, from Inland Diversified Las Vegas Centennial Gateway, L.L.C. and Inland Diversified Henderson Eastgate, L.L.C. to The Royal Bank of Scotland PLC

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended September 30, 2012 and in our Annual Report on Form 10-K for the year ended December 31, 2011.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date: January 3, 2013	By:	/s/ Steven T. Hippel
	Name:	Steven T. Hippel
	Title	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Agreement of Purchase and Sale and Contribution Agreement, made as of October 17, 2012, between Inland Real Estate Acquisitions, Inc. and Centennial Centre, L.L.C., Centennial Holdings, L.L.C., Eastern — Beltway, Ltd., Craig Losee Corner, LLC, Retail Development Partners, LLC and Virgin Territory LLC, as amended by the First Amendment, executed as of December 20, 2012 and the Second Amendment, executed as of December 27, 2012

10.2

Agreement of Purchase and Sale and Contribution Agreement, made as of October 17, 2012, between Centennial Gateway, L.L.C. and Inland Real Estate Acquisitions, Inc., as amended by the First Amendment, executed as of December 20, 2012

10.3

Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Las Vegas Centennial Centre, L.L.C.

10.4

Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Las Vegas Centennial Gateway, L.L.C.

10.5	Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Henderson Eastgate, L.L.C.

10.6

Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Las Vegas Eastern Beltway, L.L.C.

10.7	Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified Las Vegas Craig, L.L.C.

10.8	Assignment and Assumption of Agreement for Purchase and Sale, dated as of December 27, 2012, by and between Inland Real Estate Acquisitions, Inc. and Inland Diversified North Las Vegas Losee, L.L.C.

10.9

Limited Liability Company Agreement of Inland Territory, L.L.C., made as of December 27, 2012, by and between Inland Territory Member, L.L.C., Centennial Centre, L.L.C., Eastern — Beltway, Ltd., Centennial Gateway, L.L.C., and Retail Development Partners, LLC

10.10	Loan Agreement, dated as of December 27, 2012, between Inland Diversified Las Vegas Centennial Centre, L.L.C. and Cantor Commercial Real Estate

Lending, L.P.

10.11	Promissory Note, dated as of December 27, 2012, by Inland Diversified Las Vegas Centennial Centre, L.L.C. for the benefit of Cantor Commercial Real Estate Lending, L.P.

10.12

Environmental Indemnity Agreement (Unsecured), made jointly and severally as of December 27, 2012, by and between Inland Diversified Las Vegas Centennial Centre, L.L.C. and Inland Diversified Real Estate Trust, Inc. in favor of Cantor Commercial Real Estate Lending, L.P.

10.13	Guaranty of Recourse Obligations (Unsecured), made as of December 27, 2012, by Inland Diversified Real Estate Trust, Inc. for the benefit of Cantor Commercial Real Estate Lending, L.P.

10.14	Post-Closing Agreement, dated as of December 27, 2012, by Inland Diversified Las Vegas Centennial Centre, L.L.C. to Cantor Commercial Real Estate Lending, L.P.

10.15	Loan Agreement, dated as of December 27, 2012, between Inland Diversified Las Vegas Eastern Beltway, L.L.C. and Cantor Commercial Real Estate Lending, L.P.

10.16	Promissory Note, dated as of December 27, 2012, by Inland Diversified Las Vegas Eastern Beltway, L.L.C. for the benefit of Cantor Commercial Real Estate Lending, L.P.

10.17

Environmental Indemnity Agreement (Unsecured), made jointly and severally as of December 27, 2012, by and between Inland Diversified Las Vegas Eastern Beltway, L.L.C. and Inland Diversified Real Estate Trust, Inc. in favor of Cantor Commercial Real Estate Lending, L.P.

10.18	Guaranty of Recourse Obligations (Unsecured), made as of December 27, 2012, by Inland Diversified Real Estate Trust, Inc. for the benefit of Cantor Commercial Real Estate Lending, L.P.

10.19	Loan Agreement, dated as of December 27, 2012, by and among Inland Diversified Las Vegas Centennial Gateway, L.L.C., Inland Diversified Henderson Eastgate, L.L.C. and The Royal Bank of Scotland PLC

10.20

Promissory Note, dated as of December 27, 2012, by Inland Diversified Las Vegas Centennial Gateway, L.L.C., Inland Diversified Henderson Eastgate, L.L.C. for the benefit of The Royal Bank of Scotland PLC

10.21

Contribution Agreement, entered into as of December 27, 2012, by and among Inland Diversified Las Vegas Centennial Gateway, L.L.C., Inland Diversified Henderson Eastgate, L.L.C. and The Royal Bank of Scotland PLC

10.22	Guaranty of Recourse Obligations, dated as of December 27, 2012, by Inland Diversified Real Estate Trust, Inc. as guarantor, in favor of The Royal Bank of Scotland PLC

10.23

Post Closing Obligations Letter, dated as of December 27, 2012, from Inland Diversified Las Vegas Centennial Gateway, L.L.C. and Inland Diversified Henderson Eastgate, L.L.C. to The Royal Bank of Scotland PLC